SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS II

I.              Evergreen Fundamental Large Cap Fund (the “Fund”)

The section entitled “Advisory Fees” under “Expenses” in the Fund’s Statement of Additional Information relating to the Fund is revised as follows:

EIMC is entitled to receive, from Fundamental Large Cap Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s variable annuity fund counterpart, Evergreen VA Fundamental Large Cap Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen VA Fundamental Large Cap Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $250 million	0.70%
Next $250 million	0.65%
Next $500 million	0.55%
Over $1 billion	0.50%

II.            Evergreen Special Values Fund (the “Fund”)

The section entitled “Advisory Fees” under “Expenses” in the Fund’s Statement of Additional Information relating to the Fund is revised as follows:

EIMC is entitled to receive, from Special Values Fund, the Fund’s pro rata share, as determined by the ratio of the Fund’s average daily net assets to the sum of the Fund’s average daily net assets plus the average daily net assets of the Fund’s variable annuity fund counterpart, Evergreen VA Special Values Fund, of an annual fee based on the aggregate of the Fund’s average daily net assets and the average daily net assets of Evergreen VA Special Values Fund, as follows:

Aggregate Average Daily Net Assets	Fee
First $1.5 billion	0.80%
Over $1.5 billion	0.75%

September 22, 2006	577609 (9/06)